                                             EX 10.72.2

    ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE
          THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE
AND SALE AGREEMENT (hereinafter referred to as this "Assignment"), made this 12th day of February, 1997, by and between GREENCASTLE RETIREMENT PARTNERS, L.L.C., a
Maryland limited liability company (hereinafter referred to as the "Assignor") and EMERITUS
CORPORATION, a Washington corporation (hereinafter referred to as the "Assignee").


          WITNESSETH, THAT WHEREAS, by Purchase and
Sale Agreement (hereinafter referred to as the "Agreement") dated February 5,1997, by and between GAIL
G. BROWN (hereinafter referred to as the "Seller") and the Assignor, a true copy of which the Assignor has heretofore provided to the Assignee, the Seller agreed to sell to the Assignor and the Assignor agreed to purchase from the Seller all of that land, situate and lying in Augusta County, Virginia, comprised of Twenty
Two and Five tenths (8 5/10) acres, more or less, which is more particularly described in the Agreement, together with all of the improvements thereon and all of the rights, alleys, ways, waters, privileges, appurtenances, and advantages, to the same belonging or in any way appertaining (the "Property"); and


          WHEREAS, the parties hereto desire by this
Assignment for the Assignor to assign to the Assignee
all of the rights and obligations of the Purchaser
under the provisions of the Agreement and for the
Assignee to accept such assignment and assume all
rights and responsibility of Assignee under the
Agreement, all upon the terms and subject to the
conditions which are hereinafter set forth.                         .


          NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual entry into this Assignment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

          Section 1. ASSIGNMENT AND ASSUMPTION. The
Assignor hereby assigns to the Assignee, and the Assignee hereby accepts and assumes from the Assignor, all of the Assignor's rights and obligations under the provisions of the Agreement (including, by way of example rather than of limitation, all of the Assignor's right, title, and interest in and to any and all deposit moneys paid to the Seller, all of the Assignor's rights of access to the Property, and all of the Assignor's rights to certain remedies if the Seller defaults).

          Section 2. INDEMNIFICATION.

          2.1. BY ASSIGNOR. The Assignor shall defend, indemnify, and hold harmless the Assignee against and from any and all liability to the Seller for any default by the Assignor in performing its obligations under the provisions of the Agreement occurring before the entry into this Assignment by the parties hereto.

          2.2. BY ASSIGNEE. The Assignee shall defend, indemnify, and hold harmless the Assignor against and from any and all liability to the Seller for any default by the Assignee in performing its obligations under the provisions of the Agreement occurring after the entry into this Assignment by the parties hereto.

          Section 3. REPRESENTATIONS.

          3.1. BY ASSIGNOR. The Assignor hereby
represents and warrants to the Assignee that, as of the entry into this Assignment by the parties hereto,

               3.1.1. the Assignor has not heretofore
assigned, transferred, or encumbered any or all of its rights under the provisions of the Agreement;

               3.1.2. the Agreement has not been
amended or otherwise modified in any manner and is in full force and effect; and

               3.1. 3. the settlement of the sale and
purchase of the Property pursuant to the Agreement, and of the other matters contemplated thereby, has not occurred.

          3.2. BY EACH PARTY. Each party hereto hereby represents and warrants to the other that it has been duly authorized to execute and deliver this Assignment, and to perform its obligations hereunder.

     Section 4. GENERAL.

          4.1 EFFECTIVENESS. This Assignment shall become effective on and only on its execution and delivery by each party hereto.

          4.2. COMPLETE UNDERSTANDING. This Assignment represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representations, guaranties, warranties, promises, statements, or agreements, either written or oral, between the parties hereto with respect to the same.

          4.3. AMENDMENT. This Assignment may be
amended by and only by an instrument executed and delivered by each party hereto.

           4.4. WAIVER. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

           4.5. APPLICABLE LAW. This Assignment shall be given effect and construed by application of the law of the state of Washington.

           4.6. HEADINGS. The headings of the Sections, subsections, paragraphs, and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

          4.7. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder.

          4.8. SEVERABILITY. No determination by any court, governmental body or otherwise that any provision of this Assignment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with applicable law.

          4.9. CONSTRUCTION. As used herein,

               4.9.1. the term "person" means a natural person, a trustee, a corporation, a partnership, and any other form of legal entity; and

               4.9.2. all references made (a) in the
neuter, masculine, or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph, or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph, or subparagraph of this Assignment.

          4.10. DISCLAIMER OF PARTNERSHIP STATUS.
Nothing in the provisions of this Assignment shall be deemed in any way to create between the parties hereto any relationship of partnership, joint venture or association, and the parties hereto hereby disclaim the existence of any such relationship.

          IN WITNESS WHEREOF, each party hereto has caused this Assignment to be executed and ensealed on its behalf by its duly authorized representations, the day and year first above written.



WITNESS/ATTEST:                         GREENCASTLE
RETIREMENT
                              PARTNERS, L.L.C.,  a
Maryland
                              Limited liability company


                              By:  /s/ Christopher P.
Bell,
----------------------------------------
-------------------------------------
(SEAL)                             Christopher P. Bell,
                                   Managing Member

                              EMERITUS CORPORATION, a
                              Washington corporation

/s/ Susan Griffan                       By:  /s/
Raymond R. Brandstrom
---------------------------------------
------------------------------------------
(SEAL)                             Name:  Raymond R.
Brandstrom
                              Title:  President







                           3